EXHIBIT 99.1

FINANCIAL STATEMENTS

Uptone Pictures, Inc.

September 30, 2010

Index

Balance Sheets as of September 30, 2010 (unaudited) and December 31, 2009	F-2

Statements of Operations for the Three and Nine Months Ended September 30, 2009 (unaudited)	F-3

Statements of Cash Flows for the Nine Months ended September 30, 2010 and 2009 (unaudited)	F-4

Notes to the Financial Statements	F-5 – F-7

UPTONE PICTURES, INC.
BALANCE SHEETS
AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009

ASSETS	September 30,	December 31,
	2010	2009
	(unaudited)
CURRENT ASSETS
Cash	$11,250	$3,912
Total current assets	11,250	3,912

TOTAL ASSETS	$11,250	$3,912

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Credit card payable	$2,015	$2,032
Deferred revenue	18,750	58,300
Total current liabilities	20,765	60,332

STOCKHOLDERS' DEFICIT
Common stock, no par value, 100,000 shares authorized; issued & outstanding
100 as of September 30, 2010 and December 31, 2009	1,000	1,000
Additional paid in capital	552,027	422,926
Accumulated deficit	(562,542)	(480,346)
Total stockholders' deficit	(9,515)	(56,420)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$11,250	$3,912

 The accompanying notes are an integral part of these consolidated financial statements.

UPTONE PICTURES, INC.
STATEMENTS OF OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 31, 2010, AND 2009
(unaudited)

	JANUARY 1, 2010	JULY 1, 2010	JANUARY 1, 2009	JULY 1, 2009
	THROUGH	THROUGH	THROUGH	THROUGH
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009	SEPTEMBER 30, 2009

REVENUE	$235,181	$146,914	$120,560	$48,698

COST OF REVENUES	230,194	114,137	287,566	102,759

OPERATING EXPENSES
Payroll expenses	45,764	14,370	42,884	12,840
Officers compensation	6,584	4,233	17,942	5,979
General and administrative	34,835	15,938	60,610	19,584
Total operating expenses	87,183	34,541	121,436	38,403

NET INCOME (LOSS) FROM OPERATIONS	$(82,196)	$(1,764)	$(288,442)	$(92,464)

BASIC AND DILUTED EARNINGS PER SHARE	$(821.96)	$(17.64)	$(2,884.42)	$(924.64)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	100	100	100	100

 The accompanying notes are an integral part of these consolidated financial statements.

UPTONE PICTURES, INC.
  STATEMENTS OF CASH FLOW
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(unaudited)

	JANUARY 1, 2010	JANUARY 1, 2009
	THROUGH	THROUGH
	SEPTEMBER 30, 2010	SEPTEMBER 30, 2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$(82,196)	$(288,442)

Change in assets and liabilities
Increase / Decrease in accrued liabilities	(17)	(179)
Increase / Decrease in deferred revenue	(39,550)	(29,750)
Net cash used in operating activities	(121,763)	(318,371)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital contribution	129,101	326,962
Net cash supplied by financing activities	129,101	326,962

NET INCREASE IN CASH AND CASH EQUIVALENTS	7,338	8,591

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	3,912	7,863

CASH AND CASH EQUIVALENTS - END OF PERIOD	$11,250	$16,454

Supplemental Disclosures of Cash Flow Information

Cash paid for income taxes	$-	$-
Cash paid for interest	$-	$-

 The accompanying notes are an integral part of these consolidated financial statements.

Uptone Pictures, Inc.
Notes to the Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Uptone Pictures, Inc. was incorporated in North Carolina on March 27, 2006.  The company is an entertainment company, which specializes in the creation, production and distribution of content.

BASIS OF PRESENATATION

The Company follows accounting principles generally accepted in the United States of America.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the periods presented have been reflected herein.

REVENUE RECOGNITION

Revenue is recognized when it is realized or realizable and earned. Uptone considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, services have been provided, and collectability is reasonably assured. These criteria are assumed to have been met if a customer orders an item, payment for the item clears, and the goods have been shipped or delivered to the customer.  Revenue that is billed in advance such as recurring weekly or monthly services are initially deferred and recognized as revenue over the period the services are provided.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. As of September 30, 2010 and December 31, 2009, there were no cash equivalents.

FINANCIAL INSTRUMENTS

Pursuant to ASC 820, Fair Value Measurements and Disclosures and ASC 825, Financial Instruments, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 and 825 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 and 825 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, and amounts due to related parties. Pursuant to ASC 820 and 825, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

INCOME TAXES

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 “Accounting for Income Taxes ” as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in this financial statement because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

BASIC AND DILUTED NET LOSS PER COMMON SHARE

Basic and diluted net loss per share calculations are calculated on the basis of the weighted average number of common shares outstanding during the year. The per share amounts include the dilutive effect of common stock equivalents in years with net income. Basic and diluted loss per share is the same due to the anti dilutive nature of potential common stock equivalents.  Uptone had no common stock equivalents outstanding at September 30, 2010.  At September 30, 2010, December 31, 2009 and 2008, there were 100 weighted average number of shares outstanding and the loss per share, both basic and diluted, was $0.86 and (4.00) respectively.

RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued an amendment to ASC 505, Equity, where entities that declare dividends to shareholders that may be paid in cash or shares at the election of the shareholders are considered to be a share issuance that is reflected prospectively in EPS, and is not accounted for as a stock dividend. This standard is effective for interim and annual periods ending on or after December 15, 2009 and is to be applied on a retrospective basis. The adoption of this standard is not expected to have a significant impact on the Company’s financial statements.

In January 2010, the FASB issued an amendment to ASC 820, Fair Value Measurements and Disclosure, to require reporting entities to separately disclose the amounts and business rationale for significant transfers in and out of Level 1 and Level 2 fair value measurements and separately present information regarding purchase, sale, issuance, and settlement of Level 3 fair value measures on a gross basis. This standard, for which the Company is currently assessing the impact, is effective for interim and annual reporting periods beginning after December 15, 2009 with the exception of disclosures regarding the purchase, sale, issuance, and settlement of Level 3 fair value measures which are effective for fiscal years beginning after December 15, 2010. The adoption of this standard is not expected to have a significant impact on the Company’s financial statements.

In October 2009, FASB issued an amendment to the accounting standards related to the accounting for revenue in arrangements with multiple deliverables including how the arrangement consideration is allocated among delivered and undelivered items of the arrangement. Among the amendments, this standard eliminated the use of the residual method for allocating arrangement considerations and requires an entity to allocate the overall consideration to each deliverable based on an estimated selling price of each individual deliverable in the arrangement in the absence of having vendor-specific objective evidence or other third party evidence of fair value of the undelivered items. This standard also provides further guidance on how to determine a separate unit of accounting in a multiple-deliverable revenue arrangement and expands the disclosure requirements about the judgments made in applying the estimated selling price method and how those judgments affect the timing or amount of revenue recognition. This standard, for which the Company is currently assessing the impact, will become effective on January 1, 2011.

In October 2009, the FASB issued an amendment to the accounting standards related to certain revenue arrangements that include software elements. This standard clarifies the existing accounting guidance such that tangible products that contain both software and non-software components that function together to deliver the product’s essential functionality, shall be excluded from the scope of the software revenue recognition accounting standards. Accordingly, sales of these products may fall within the scope of other revenue recognition standards or may now be within the scope of this standard and may require an allocation of the arrangement consideration for each element of the arrangement. This standard, for which the Company is currently assessing the impact, will become effective on January 1, 2011.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations

NOTE 2 - GOING CONCERN

Uptone’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business for the foreseeable future. Since inception, the Company has accumulated losses aggregating to $536,746 and has insufficient working capital to meet operating needs for the next twelve months as of September 30, 2010, all of which raise substantial doubt about Uptone’s ability to continue as a going concern.

NOTE 3 - DEFERRED REVENUE

Deferred revenue consists of $18,750 of a $25,000 contract for air time from June 1, 2009 through May 30, 2014.

NOTE 4 – COMMON STOCK

Wendi Davis owns 100 shares of common no-par stock.  The shares were issued as founder’s shares for $1,000.

NOTE 5- INCOME TAXES

The Company has tax losses which may be applied against future taxable income. The potential tax benefits arising from these loss carryforwards expire beginning in 2029 and are offset by a valuation allowance due to the uncertainty of profitable operations in the future. The net operating loss carryforward was $562,542 and $480,346 at September 30, 2010, and December 31, 2009, respectively. The significant components of the deferred tax asset as of September 30, 2010, and December 31, 2009, are as follows:

	September 30, 2010	December 31, 2009
Net operating loss carryforwards	$(161,024)	$(144,103)
Valuation allowance	161,024	144,103
Net deferred tax asset	$-	$-

NOTE 6 – SUBSEQUENT EVENTS

Uptone Pictures, Inc. was retained by Moving Box, Inc., an unrelated third party, to be the production company for the production and post production of a motion picture. Under the Production Agreement with Moving Box, Uptone will receive $264,200 to fund the production of the Movie as well as 50% of Moving Box’s Net Profits in the Movie, if any, as defined in the Production Agreement, payable quarterly.

On December 17, 2010 (the “Closing”), Southern Bella, Inc., a Delaware corporation (“Southern Bella” or the “Registrant”), closed a reverse take-over transaction by which it acquired a private entertainment company which specializes in the creation, production and distribution of content. Pursuant to a Share Exchange Agreement (the“Exchange Agreement”) between the Registrant and Uptone Pictures, Inc., a company incorporated in North Carolina (“Uptone”), Viola J. Heitz, shareholder of Southern Bella, and Wendi Davis, sole shareholder of Uptone, the Registrant acquired 100% of Uptone’s issued and outstanding common stock.

Subsequent events have been evaluated through the date the financial statements were available to be issued.

FINANCIAL STATEMENTS

Uptone Pictures, Inc.
December 31, 2009 and 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Uptone Pictures, Inc.

We have audited the accompanying balance sheets of Uptone Pictures, Inc. as of December 31, 2009 and December 31, 2008, and the related statements of operations, stockholders' equity (deficit) and cash flows for the periods ended December 31, 2009 and December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Uptone Pictures, Inc. as of December 31, 2009 and December 31, 2008, and the results of its operations and cash flows for the periods described above in conformity with accounting principles generally accepted in the United States of America.

 The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statement, the Company suffered a net loss from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

 /s/ M&K CPAS, PLLC

www.mkacpas.com
Houston, Texas
December 15, 2010

UPTONE PICTURES, INC.
BALANCE SHEETS
DECEMBER 31, 2009 AND DECEMBER 31, 2008

ASSETS	December 31,	December 31,
	2009	2008

CURRENT ASSETS
Cash	$3,912	$7,863
Total current assets	3,912	7,863

TOTAL ASSETS	$3,912	$7,863

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Credit card payable	2,032	2,429
Deferred revenue	58,300	29,750
Total current liabilities	60,332	32,179

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, no par value, 100,000 shares authorized; issued & outstanding
100 as of December 31, 2009 and 2008	1,000	1,000
Additional paid in capital	422,926	47,200
Accumulated earnings (deficit)	(480,346)	(72,516)
Total stockholders' equity (deficit)	(56,420)	(24,316)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$3,912	$7,863

 The accompanying notes are an integral part of these consolidated financial statements.

UPTONE PICTURES, INC.
 STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	JANUARY 1, 2009	JANUARY 1, 2008
	THROUGH	THROUGH
	DECEMBER 31, 2009	DECEMBER 31, 2008

REVENUE	$205,834	$308,200

COST OF REVENUES	447,857	239,555

OPERATING EXPENSES
Payroll expenses	59,632	28,648
Officers compensation	26,928	25,462
General and administrative	79,247	82,711
Total operating expenses	165,807	136,821

NET LOSS FROM OPERATIONS	$(407,830)	$(68,176)

BASIC AND DILUTED EARNINGS PER SHARE	$(4,078.30)	$(681.76)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	100	100

 The accompanying notes are an integral part of these consolidated financial statements.

UPTONE PICTURES, INC.
 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD DECEMBER 31, 2007 THROUGH DECEMBER 31, 2009

			Additional
	Common Stock		Paid-In	Accumulated
	Shares	Amount	Capital	Earnings (Deficit)	Total

Balance - December 31, 2007	100	$1,000	$-	$(4,340)	$(3,340)
Capital contribution		-	47,200	-	47,200
Net loss for the period		-	-	(68,176)	(68,176)

Balance - December 31, 2008	100	$1,000	$47,200	$(72,516)	$(24,316)
Capital contribution		-	375,726	-	375,726
Net loss for the period		-	-	(407,830)	(407,830)

Balance - December 31, 2009	100	$1,000	$422,926	$(480,346)	$(56,420)

 The accompanying notes are an integral part of these consolidated financial statements.

UPTONE PICTURES, INC.
 STATEMENTS OF CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	JANUARY 1, 2009	JANUARY 1, 2008
	THROUGH	THROUGH
	DECEMBER 31, 2009	DECEMBER 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(407,830)	$(68,176)
Increase or (decrease) in credit card payable	(397)	1,901
Increase or (decrease) in deferred revenue	28,550	21,950
Net cash used in operating activities	(379,677)	(44,325)

CASH FLOWS FROM FINANCING ACTIVITIES

Capital contribution	375,726	47,200
Net cash provided by financing activities	375,726	47,200

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(3,951)	2,875

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	7,863	4,988

CASH AND CASH EQUIVALENTS - END OF PERIOD	$3,912	$7,863

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$-	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of these consolidated financial statements.

Uptone Pictures, Inc.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Uptone Pictures, Inc. was incorporated in North Carolina on March 27, 2006.  The company is an entertainment company, which specializes in the creation, production and distribution of content.

BASIS OF PRESENATATION

The Company follows accounting principles generally accepted in the United States of America.  In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the periods presented have been reflected herein.

REVENUE RECOGNITION

Revenue is recognized when it is realized or realizable and earned. Uptone considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, services have been provided, and collectability is reasonably assured. These criteria are assumed to have been met if a customer orders an item, payment for the item clears, and the goods have been shipped or delivered to the customer.  Revenue that is billed in advance such as recurring weekly or monthly services are initially deferred and recognized as revenue over the period the services are provided.  There was no such deferred revenue as of September 30, 2010.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. As of December 31, 2009, there were no cash equivalents.

FINANCIAL INSTRUMENTS

Pursuant to ASC 820, Fair Value Measurements and Disclosures and ASC 825, Financial Instruments, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 and 825 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 and 825 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, and amounts due to related parties. Pursuant to ASC 820 and 825, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

INCOME TAXES

Potential benefits of income tax losses are not recognized in the accounts until realization is more likely than not. The Company has adopted ASC 740 “Accounting for Income Taxes ” as of its inception. Pursuant to ASC 740, the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in this financial statement because the Company cannot be assured it is more likely than not it will utilize the net operating losses carried forward in future years.

BASIC AND DILUTED NET LOSS PER COMMON SHARE

Basic and diluted net loss per share calculations are calculated on the basis of the weighted average number of common shares outstanding during the year. The per share amounts include the dilutive effect of common stock equivalents in years with net income. Basic and diluted loss per share is the same due to the anti dilutive nature of potential common stock equivalents.  Uptone had no common stock equivalents outstanding at September 30, 2010.  At September 30, 2010, there were 100,000 weighted average number of shares outstanding and the loss per share, both basic and diluted, was $0.86.

RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the FASB issued an amendment to ASC 505, Equity, where entities that declare dividends to shareholders that may be paid in cash or shares at the election of the shareholders are considered to be a share issuance that is reflected prospectively in EPS, and is not accounted for as a stock dividend. This standard is effective for interim and annual periods ending on or after December 15, 2009 and is to be applied on a retrospective basis. The adoption of this standard is not expected to have a significant impact on the Company’s financial statements.

In January 2010, the FASB issued an amendment to ASC 820, Fair Value Measurements and Disclosure, to require reporting entities to separately disclose the amounts and business rationale for significant transfers in and out of Level 1 and Level 2 fair value measurements and separately present information regarding purchase, sale, issuance, and settlement of Level 3 fair value measures on a gross basis. This standard, for which the Company is currently assessing the impact, is effective for interim and annual reporting periods beginning after December 15, 2009 with the exception of disclosures regarding the purchase, sale, issuance, and settlement of Level 3 fair value measures which are effective for fiscal years beginning after December 15, 2010. The adoption of this standard is not expected to have a significant impact on the Company’s financial statements.

In October 2009, FASB issued an amendment to the accounting standards related to the accounting for revenue in arrangements with multiple deliverables including how the arrangement consideration is allocated among delivered and undelivered items of the arrangement. Among the amendments, this standard eliminated the use of the residual method for allocating arrangement considerations and requires an entity to allocate the overall consideration to each deliverable based on an estimated selling price of each individual deliverable in the arrangement in the absence of having vendor-specific objective evidence or other third party evidence of fair value of the undelivered items. This standard also provides further guidance on how to determine a separate unit of accounting in a multiple-deliverable revenue arrangement and expands the disclosure requirements about the judgments made in applying the estimated selling price method and how those judgments affect the timing or amount of revenue recognition. This standard, for which the Company is currently assessing the impact, will become effective on January 1, 2011.

In October 2009, the FASB issued an amendment to the accounting standards related to certain revenue arrangements that include software elements. This standard clarifies the existing accounting guidance such that tangible products that contain both software and non-software components that function together to deliver the product’s essential functionality, shall be excluded from the scope of the software revenue recognition accounting standards. Accordingly, sales of these products may fall within the scope of other revenue recognition standards or may now be within the scope of this standard and may require an allocation of the arrangement consideration for each element of the arrangement. This standard, for which the Company is currently assessing the impact, will become effective on January 1, 2011.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations

NOTE 2 - GOING CONCERN

Uptones financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business for the foreseeable future. Since inception, the Company has an accumulated deficit of $480,346 and has insufficient working capital to meet operating needs for the next twelve months as of December 31, 2009, all of which raise substantial doubt about Uptones ability to continue as a going concern.

NOTE 3 - DEFERRED REVENUE

Deferred revenue consists of $18,750 of a $25,000 contract for air time from June 1, 2009 through May 30, 2014.

NOTE 4 – COMMON STOCK

Wendi Davis owns 100 shares of common no-par stock. The shares were issued as founders shares for $1,000.

NOTE 5 - INCOME TAXES

The Company has tax losses which may be applied against future taxable income. The potential tax benefits arising from these loss carryforwards expire beginning in 2029 and are offset by a valuation allowance due to the uncertainty of profitable operations in the future. The net operating loss carryforward was $457,846 and $72,516 at December 31, 2009, and 2008, respectively. The significant components of the deferred tax asset as of December 31, 2009, and 2008 are as follows:

	December 31, 2009	December 31, 2008
Net operating loss carryforwards	$(137,354)	$(21,755)
Valuation allowance	137,354	21,755
Net deferred tax asset	$-	$-

NOTE 6 – SUBSEQUENT EVENTS

Uptone Pictures, Inc. was retained by Moving Box, Inc., an unrelated third party, to be the production company for the production and post production of a motion picture. Under the Production Agreement with Moving Box, Uptone will receive $264,200 to fund the production of the Movie as well as 50% of Moving Box’s Net Profits in the Movie, if any, as defined in the Production Agreement, payable quarterly.

On December 17, 2010 (the Closing), Southern Bella, Inc., a Delaware corporation (Southern Bella or the Registrant), closed a reverse take-over transaction by which it acquired a private entertainment company which specializes in the creation, production and distribution of content. Pursuant to a Share Exchange Agreement (theExchange Agreement) between the Registrant and Uptone Pictures, Inc., a company incorporated in North Carolina (Uptone), Viola J. Heitz, shareholder of Southern Bella, and Wendi Davis, sole shareholder of Uptone, the Registrant acquired 100% of Uptones issued and outstanding common stock.

Subsequent events have been evaluated through the date the financial statements were available to be issued.